PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of this 21st day of December, 2012 (the “Effective Date”) is made among Sino Gas International Holdings, Inc., a Utah corporation (the “Pledgor”) and Goldfield International Investment Ltd., the holder of the Note (as defined herein) and listed as the Secured Party on the signature pages hereof (the “Secured Party”).

WHEREAS, the Secured Party has made a loan evidenced by an 8% Senior Secured Exchangeable Note (the “Note”) of Pledgor pursuant to a Loan Agreement (the “Purchase Agreement” between the Secured Party and the Pledgor); and

WHEREAS, it is a condition to the obligations of the Secured Party under the Purchase Agreement that the Pledgor pledge the Collateral and deliver this Pledge Agreement; and

WHEREAS, Pledgor is the sole shareholder of GAS Investment China Co., Ltd., a British Virgin Islands company (“GAS Investment”) and has agreed to pledge the Collateral (as defined herein) as security for the full and punctual observance and performance of the covenants and agreements contained herein and in the Purchase Agreement and in the Note.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

SECTION 1. Term; Grant of Security Interests.

(a)          The term of this Agreement commenced on the Effective Date and shall terminate on the date the Note no longer remains due and outstanding.

(b)          In order to secure the full and punctual observance and performance of the covenants and agreements contained herein and in the Purchase Agreement and in the Note:

(i)          Pledgor hereby assigns and pledges to the Secured Party, and grants to the Secured Party, security interests in and to, and a lien upon and right of setoff against, and transfers to the Secured Party, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to the Collateral (as defined below). The Secured Party shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Secured Party by this Agreement.

(ii)         On or prior to the date of this Agreement, Pledgor shall deliver to the Collateral Agent in pledge hereunder an aggregate of 10,000,000 shares in Gas Investment, in the manner provided in Section 6(b) (the “Pledgor Shares”).

(iii)         If Gas Investment at any time issues to Pledgor any shares then such shall constitute Collateral hereunder and shall include any additional or substitute shares of stock of any class (or any security entitlements in respect thereof), and Pledgor shall immediately pledge and deliver to the Secured Party in accordance with Section 6(b) all such shares and security entitlements as additional Collateral hereunder.

(iv)         The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral or any transaction in connection therewith.

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SECTION 2.  Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note or the Purchase Agreement. As used herein, the following words and phrases shall have the following meanings.

“Collateral” means (i) the Pledged Items, including those described in Section 1(b); (ii) all additions to and substitutions for such Pledged Items (including, without limitation, any securities or other property delivered or pledged pursuant to Section 1(b)); (iii) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Pledgor, with respect to Pledgor) from or in connection with the Pledged Items (including, without limitation, any shares issued by Gas Investment in respect of any shares constituting Collateral or any cash, securities or other property distributed in respect of or exchanged for any shares constituting Collateral, or into which any such shares are converted, and any security entitlements in respect of any of the foregoing); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items, as provided herein.

“Collateral Event of Default” means, at any time, the occurrence of either of the following: (A) failure to deliver any additional Collateral pursuant to Section 1(c) or (B) failure at any time of the Security Interests to constitute valid and perfected security interests in all of the Collateral, subject to no Lien, or assertion of such by Pledgor or Gas Investment in writing in each case for a period of more than five (5) Business Days following notice thereof to the Pledgor.

“Event of Default” has the meaning provided in the Purchase Agreement.

“Location” means, with respect to any party, the place such party is “deemed located” within the meaning of Section 9-307(b)(1) of the UCC.

“Note” has the meaning provided in the preamble hereto.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pledged Items” means, as of any date, any and all shares in Gas Investment and other items delivered to the Secured Party pursuant to Sections 1(b) be held by the Secured Party under this Agreement.

“Pledgor” has the meaning provided in the preamble hereto.

“Pledgor Shares” means, as of the date hereof, an aggregate of 10,000,000 shares owned by the Pledgor.

“Secured Party” has the meaning provided in the preamble hereto.

“Security Interests” means the security interests in the Collateral created hereby.

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“Shares” means the shares, par value 1-00 per share, of GAS Investment China Co., Ltd., a wholly owned subsidiary of Pledgor.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

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SECTION 3. Representations and Warranties of Pledgor. On the date hereof and continuing at all times until termination of this Agreement (including on each date on which additional Collateral is pledged hereunder), Pledgor hereby represents and warrants to the Secured Party that:

(a) (i) Pledgor acquired and made full payment for all Shares pledged hereunder (or in respect of which security entitlements are pledged hereunder) and owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the Security Interests); and (ii) Pledgor is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, that (x) restricts in any manner the rights of any present or future owner of the Collateral with respect thereto or (y) provides any person other than the Pledgor, the Secured Party or any securities intermediary through whom any Collateral is held (but, in the case of any such securities intermediary, only with respect of Collateral held through it) with control (as defined in Section 8-106 of the UCC) with respect to any Collateral;

(b) other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien, security interest or other encumbrance of any kind on such Collateral;

(c) all Shares at any time pledged hereunder (or in respect of which security entitlements are pledged hereunder) are and will be (i) certificated (and the certificate or certificates in respect of such Shares are and will be located in the United States) and registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island) or (ii) uncertificated and either registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island), and, in any event subject to the control (as defined in the UCC) of the Secured Party;

(d) upon (i) the delivery of certificates evidencing any Shares to the Secured Party in accordance with Section 6(b)(A) or the registration of uncertificated Shares in the name of the Secured Party or its nominee in accordance with Section 6(b)(B), the Secured Party, a valid and, as long as the Secured Party retains possession of such certificates or such uncertificated Shares remains so registered, perfected security interest therein, in respect of which the Secured Party will have control, subject to no other Lien and (ii) the crediting of any Shares to a segregated account of the Secured Party in accordance with Section 6(b)(C), the Secured Party will have, a valid and, so long as such Shares continue to be credited to the account of the Secured Party, perfected security interest in a security entitlement in respect thereof, in respect of which the Secured Party will have control, subject to no other Lien;

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(e) no registration, recordation or filing with any Person is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests;

(f) the execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary action on the part of the Pledgor and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the constitutive documents of the Pledgor or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor;

(g) this Agreement constitutes a valid and legally binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms;

(h) Pledgor has not performed and will not perform any acts that might prevent the Collateral Agent from enforcing any of the terms of this Agreement or that might limit the Collateral Agent in any such enforcement; and

(i) the Location of Pledgor is the address set forth in Section 10(c).

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SECTION 4. Certain Covenants of Pledgor.

Pledgor agrees that, so long as any of the Pledgor’s obligations under the Note remains outstanding:

(a) Pledgor shall ensure at all times that a Collateral Event of Default shall not occur, and shall pledge additional Collateral in the manner described in Section 1(c) as necessary to cause such requirement to be met;

(b) Pledgor shall, at the expense of Pledgor and in such manner and form as the Secured Party may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable in order to create, preserve, perfect, substantiate or validate any security interest granted (on a first priority basis) pursuant hereto or to enable the Secured Party to exercise and enforce its rights and the rights hereunder with respect to such security interest and to the extent permitted by applicable law, Pledgor hereby authorizes the Secured Party to execute and file, in the name of Pledgor or otherwise, UCC financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) that the Secured Party in its sole discretion may deem necessary or appropriate to further perfect, or maintain the perfection of, the Security Interests;

(c) Pledgor shall warrant and defend its title to the Collateral, subject to the rights of the Secured Party, against the claims and demands of all persons and the Secured Party may elect, but without an obligation to do so, to discharge any Lien of any third party on any of the Collateral;

(d) Pledgor agrees that it shall not change (1) its name or identity in any manner or (2) its Location, unless in either case (A) it shall have given the Secured Party not less than fifteen (15) days’ prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien; and

(e) Pledgor agrees that so long as the Note are outstanding it shall not (1) create or permit to exist any Lien (other than the Security Interests) upon or with respect to the Collateral, (2) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (3) enter into or consent to any agreement pursuant to which any person other than the Pledgor, the Secured Party and any securities intermediary through whom any of the Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 or 9-104 of the UCC) in respect of any Collateral.

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SECTION 5. Administration of the Collateral and Delivery of Additional Collateral.

(a) If any additional Collateral is required to be delivered pursuant to Section 1(b), Pledgor shall deliver such additional Collateral to the Secured Party within two (2) Business Days of receipt by the Pledgor. Concurrently with the delivery of any additional Collateral, Pledgor shall deliver to the Secured Party a certificate of Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the additional items of Collateral being pledged and (B) certifying that with respect to such items of additional Collateral the representations and warranties contained in Section 3 are true and correct with respect to such Collateral and otherwise on and as of the date thereof.

(b) Any delivery of Shares as Collateral to the Secured Party by Pledgor shall be effected (A) in the case of Collateral consisting of certificated Shares registered in the name of Pledgor, by delivery of certificates representing such Shares to the Secured Party, accompanied by any required transfer tax stamps, and indorsed and otherwise in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Secured Party, (B) in the case of Collateral consisting of uncertificated Shares registered in the name of Pledgor, by transmission by Pledgor of an instruction to the issuer of such Shares instructing such issuer to register such Shares in the name of the Secured Party or its nominee, accompanied by any required transfer tax stamps, and the issuer’s compliance with such instructions or (C) in the case of Shares in respect of which security entitlements are held by Pledgor, by the crediting of such Shares, accompanied by any required transfer tax stamps, to a segregated account of the Secured Party. Upon delivery of any such Pledged Item under this Agreement, the Secured Party shall examine such Pledged Item and any certificates delivered pursuant to Section 6(a) or otherwise pursuant to the terms hereof in connection therewith to confirm that they comply as to form with the requirements for Collateral.

(c) If on any Business Day the Secured Party determines that a Collateral Event of Default shall have occurred, the Collateral Agent shall promptly notify Pledgor of such determination by telephone call to Pledgor followed by a written confirmation of such call.

(d) In the event of an Event of Default, the Secured Party may cause any or all of the Shares pledged hereunder registered in the name of Pledgor or its nominee to be transferred of record into the name of the Secured Party or its nominee. Pledgor shall promptly give to the Secured Party copies of any notices or other communications received by Pledgor with respect to Shares pledged hereunder registered, or held through a securities intermediary, in the name of Pledgor or its nominee.

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(e) Pledgor agrees that it shall forthwith upon demand pay to the Secured Party:

(i)          amount of any taxes that the Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon; and

(ii)         the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, that the Secured Party may incur in connection with (A) the enforcement of this Agreement or the Note, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (D) any Event of Default.

Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to 5% plus the rate reported by Bloomberg Financial L.P. as the prime rate.

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SECTION 6. Income and Voting Rights in Collateral.

(a) The Secured Party shall have the right to receive and retain all proceeds of the Collateral and Pledgor shall take all such action as the Secured Party shall deem necessary or appropriate to give effect to such right. All such proceeds, including, without limitation, all dividends and other payments and distributions that are received by Pledgor, shall be received in trust for the benefit of the Secured Party and, if the Secured Party so directs shall be segregated from other funds of Pledgor and shall, forthwith upon demand by the Secured Party be paid over to the Secured Party as Collateral in the same form as received (with any necessary endorsement).

(b) Unless an Event of Default shall have occurred, Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Collateral, and the Secured Party shall, upon receiving a written request from Pledgor, accompanied by a certificate of the Pledgor stating that no Event of Default has occurred and is continuing, deliver to Pledgor, or as specified in such request, such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral that is registered, or held through a securities intermediary, in the name of the Secured Party or its nominee, as shall be specified in such request, and shall be in form and substance satisfactory to the Secured Party.

(c) If an Event of Default shall have occurred, the Secured Party shall have the right, to the extent permitted by law, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and to take any other action with respect to any or all of the Collateral with the same force and effect as if the Secured Party were the absolute and sole owner thereof.

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SECTION 7. Remedies upon Events of Default.

(a) If any Event of Default shall have occurred, the Secured Party shall have all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall, at the direction of the Secured Party, sell all of the Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of the Pledgor under the Note or hereunder, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem commercially reasonable. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Secured Party shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold. Each buyer at any such sale shall acquire the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor. The notice (if any) of such sale required by Section 9-613 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the buyer thereof, but the Secured Party shall not incur any liability in case of the failure of such buyer to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Secured Party or any of its respective affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the obligations secured hereunder owed to such Person as a credit on account of the purchase price of the Collateral or any part thereof payable by such Person at such sale.

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(b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws or other prohibitions contained in laws, rules and regulations of governmental authorities, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will certify, among other things, that they are acquiring the Collateral for their own account, for investment and not with a view to the distribution or resale thereof or that otherwise satisfy the requirements of such governmental authorities. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party that those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Pledgor or the issuer, as the case may be, would agree to do so. If the Secured Party determines to exercise its right to sell any or all of the Collateral, upon written request, Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of securities included in the Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c) Pledgor hereby irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of Pledgor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the expense of Pledgor, to the extent permitted by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers to be performed at the sole direction of the Secured Party holding a majority of the outstanding principal amount of the Note with respect to all or any of the Collateral:

(i)          to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

(ii)         to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(iii)        to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof (including, without limitation, the giving of instructions and entitlement orders in respect thereof);

(iv)          withdraw all moneys, instruments, securities and other property in any bank, financial securities account, deposit or other account of the Pledgor constituting Collateral for application to the obligations secured by this Agreement;

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(v)          retain and apply any distributions on the Collateral to the obligations secured by this Agreement; and

(vi)          exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to the Collateral.

provided that the Secured Party shall give Pledgor at least ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value, including, without limitation, equity securities, or is of a type customarily sold on a recognized market. The Secured Party and Pledgor agree that such notice constitutes “reasonable notification” within the meaning of Section 9-612 of the UCC.

(d) Upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Agreement, the Secured Party is hereby irrevocably appointed the true and lawful attorney of Pledgor, in the name and stead of Pledgor, to make all necessary deeds, bills of sale, instruments of assignment, transfer or conveyance of the property, and all instructions and entitlement orders in respect of the property thus delivered or sold and to exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to the Collateral. For that purpose the Secured Party may execute all such documents, instruments, instructions and entitlement orders. This power of attorney shall be deemed coupled with an interest, and Pledgor hereby ratifies and confirms that which its attorney acting under such power, or such attorney’s successors or agents, shall lawfully do by virtue of this Agreement. If so requested by the Secured Party or by any buyer of the Collateral or a portion thereof, Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Secured Party or to such buyer or buyers at the expense of Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance or transfer, releases, instructions and entitlement orders as may be designated in any such request.

(e) In the case of an Event of Default, the Secured Party may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any time, as the Secured Party shall determine in its sole discretion subject to the foregoing provisions of this Section 8. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by the Secured Party in the following order of priorities:

first, to the payment to the Secured Party of the expenses of such sale or other realization, the Secured Party and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, including brokerage fees in connection with the sale by the Secured Party of any Collateral;

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second, to the payment to the Secured Party, ratably, of all of the Pledgor’s obligations under the Note; and

finally, if all of the obligations of Pledgor hereunder and of the Pledgor under the Note have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of Pledgor for the discharge thereof, any remaining proceeds shall be released to Pledgor.

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SECTION 8. Miscellaneous. (a) This Agreement is not intended and shall not be construed to create any rights in any person other than the Secured Party and their respective successors and assigns and no other person shall assert any rights as third party beneficiary hereunder. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of Pledgor shall bind, and inure to the benefit of, its successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of the Secured Party and its respective successors and assigns. Without limiting the generality of the foregoing, the Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party, herein or otherwise. The Pledgor may not assign its rights or obligations under this Agreement without the prior written consent of Secured Party.

(b) To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties hereto.

(c) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pledgor, and the Secured Party or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard forms of telecommunication. Notices shall be directed as follows:

If to the Pledgor:

Sino Gas International Holdings, Inc.

No.18 Zhong Guan Cun Dong St.

Haidian District

Beijing, P.R. China

Attention: Yuchuan Liu, Chairman and CEO

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With a copy to:

Jiannan Zhang

Cadwalader, Wickersham & Taft LLP

2301 China Central Place Tower 2

No. 79 Jianguo Road, Beijing 100025, China

Fax: (86-10) 6599-7300

to the Secured Party at its addresses for notices set forth in the Purchase Agreement.

(e) This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York; provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Secured Party shall, in addition to any rights under the laws of the State of New York, have all of the rights to which a secured party is entitled under the laws of such other jurisdiction.

(f) Each party hereby irrevocably and unconditionally submits, to the fullest extent permitted by applicable law, to the non-exclusive jurisdiction of the Federal and state courts located in the Borough of Manhattan, in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g) Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of any such suit, action or proceeding and (ii) acknowledges that it and the other parties have entered into this Agreement and acquired the Note, as applicable, in reliance on, among other things, the mutual waivers and certifications in this Section.

(h) This Agreement may be executed, acknowledged and delivered in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

(i) This Agreement constitutes the entire agreement and understanding among the parties with respect to its subject matter hereof and supersedes all oral communications and prior writings with respect thereto.

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SECTION 9. Termination of Pledge Agreement. This Agreement and the rights hereby granted by Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of Pledgor hereunder and of the Pledgor under the Note and Purchase Agreement. Any Collateral remaining at the time of such termination shall be fully released and discharged from the Security Interests and delivered to Pledgor by the Secured Party, all at the request and expense of Pledgor. Notwithstanding the foregoing, Pledgor agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the obligations secured hereby is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of Pledgor or otherwise.

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IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

PLEDGOR:	Amount of 100% shares of
the Gas Investment:

By:	/s/ Yuchuan Liu

Name:	Yuchuan Liu
Title:	Chief Executive Officer

SECURED PARTY:

By:	/s/ Authorized Signatory

Name:	Authorized Signatory
Title:	Authorized Signatory

Signature Page To Pledge Agreement

Exhibit A

to

Pledge Agreement

CERTIFICATE FOR ADDITIONAL COLLATERAL

The undersigned, _______________ (“Pledgor”), hereby certifies, pursuant to Section 6(b) of the Pledge Agreement, dated as of December __, 2012, among Pledgor, _________________, and the Secured Party named therein (the “Pledge Agreement”; terms defined in the Pledge Agreement being used herein as defined therein), that:

1. Pledgor is delivering, or causing to be delivered, in accordance with Section 1(c) of the Pledge Agreement, the following securities to the Collateral Agent to be held by the Collateral Agent as additional Collateral (the “Additional Collateral”);

______________________________

______________________________

______________________________

2. Pledgor hereby represents and warrants to the Secured Party that the representations and warranties contained in paragraphs (a), (b), (c), (d) and (e) of Section 3 of the Pledge Agreement are true and correct with respect to the Additional Collateral on and as of the date hereof.

This Certificate may be relied upon by the Secured Party as fully and to the same extent as if this Certificate had been specifically addressed to the Secured Party.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of _____________, ____.

[Name]